Quarterly Results (Unaudited)	12 Months Ended
Sep. 30, 2017
Quarterly Financial Information Disclosure [Abstract]
Quarterly Results (Unaudited)
As previously discussed in Note 1, Basis of Presentation and Nature of Operations, and Note 5, Divestitures, during the third quarter of Fiscal 2017, Front Street entered into the Front Street Purchase Agreement. As a result, Front Street was presented as discontinued operations in the accompanying Consolidated Statements of Operations. In addition, subsequent to Fiscal 2017, effective December 29, 2017, Spectrum Brands’ operations of the GBA business have been classified as discontinued operations in the accompanying Consolidated Statements of Operations. The impact of the adoption of classifying the results of operations of Front Street and Spectrum Brands’ GBA business as discontinued operations and to the Company’s previously reported quarterly results are presented below.